                                                                   EXHIBIT 10.42

                          SECOND AMENDMENT TO REVOLVING
                          CREDIT AND GUARANTY AGREEMENT


                  SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of August 6, 2002 (this "Amendment"), among Hayes Lemmerz International, Inc. (the "Borrower"), each of the direct and indirect subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (collectively, the "Guarantors"), the lenders from time to time party thereto (collectively, the "Lenders") and Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of December 17, 2001 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Bankruptcy Court entered the Final Order on January 28, 2002 approving, among other things, the loans made by the Lenders described in the Credit Agreement (the "Final Order"); and

                  WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent have, on terms and conditions set forth herein, agreed to certain modifications of the Credit Agreement; and

                  WHEREAS, from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement shall be amended, subject to and upon the terms and conditions set forth herein.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, or the context otherwise requires, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

                  SECTION 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 7.1(o) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 7.1(o):

                  "(o) the Debtors shall have failed to file with the Bankruptcy Court a plan of reorganization and disclosure statement on or before December 16, 2002; or"

                  (b) Section 7.1(p) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 7.1(p):

                  "(o) the Bankruptcy Court shall have failed to approve a disclosure statement filed by the Debtors on or before January 16, 2003; or"

                  SECTION 3. Representations and Warranties. The Borrower and each of the Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and Lenders that:

                  (a) it has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

                  (b) no consent of any person (including, without limitation, shareholders or creditors of the Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment and the other instruments and documents contemplated hereby which has not been obtained;

                  (c) each of this Amendment and any other instruments and documents contemplated hereby has been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

                  (d) the execution, delivery and performance of this Amendment, and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

                  (e) after giving effect to this Amendment, there does not exist any Default or Event of Default; and

                  (f) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if such representations and warranties had been made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied in full or waived by the Administrative Agent in writing:

                  (a) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent and its counsel, counterparts of this Amendment executed by the Borrower, the Guarantors, and the Required Lenders and such other approvals or documents as the Administrative Agent may reasonably request;

                  (b) the entry of an order approving the Debtors' motion, dated July 23, 2002, further extending the Debtors' exclusive periods to (i) file a plan of reorganization through December 16, 2002 and (ii) solicit plan acceptances through February 17, 2003;

                  (c) all representations and warranties contained in this Amendment or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct in all material respects;

                  (d) no Default or Event of Default, shall have occurred and be continuing;

                  (e) counsel for the Administrative Agent shall have received, by wire transfer of immediately available funds, the outstanding attorney fees and disbursements invoiced to the Borrower and required to be paid under Section 11 of this Amendment and Sections 14(D) and 21 of the Final Order; and

                  (f) the Administrative Agent shall have received such other instruments, documents, opinions and assurances as the Administrative Agent or its counsel may reasonably request.

                  SECTION 5. Ratification: Waiver of Defenses; and Release.

                  (a) The Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents, the Final Order and otherwise.

                  (b) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or the Lenders or (ii) to prejudice any other right or rights which the Administrative Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except to the extent hereby waived or modified, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                  SECTION 6. References. All references to the "Credit Agreement", "thereunder", "thereof" or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Amendment shall constitute a Loan Document.

                  SECTION 7. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

                  SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 10. Acknowledgement by Guarantors. Each of the Guarantors hereby acknowledge that it has read this Amendment and consents to the terms hereof and further confirms and agrees that the Security and Pledge Agreement to which such Guarantor is a party and all of the Collateral, as the case may be, described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined in the Security and Pledge Agreement).

                  SECTION 11. Costs and Expenses. The Borrower agrees that its obligations set forth in Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment (whether or not this Amendment becomes effective), including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent.

                  SECTION 12. Severability. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

                  SECTION 13. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Borrower and the Guarantors contained herein shall survive the Termination Date and the indefeasible payment in full in cash of the Obligations.

                  SECTION 14. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter of this Amendment, which are not fully expressed herein.

                  SECTION 15. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

                  SECTION 16. Headings. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.


                                    BORROWER:

                                    HAYES LEMMERZ INTERNATIONAL, INC.

                                    By:  _______________________________________
                                         Name:  ________________________________
                                         Title:  _______________________________

                                   GUARANTORS:

                                   HAYES LEMMERZ INTERNATIONAL - CALIFORNIA,
                                   INC.

                                   HLI (EUROPE), LTD.

                                   HAYES LEMMERZ INTERNATIONAL - MEXICO, INC.

                                   HAYES LEMMERZ INTERNATIONAL - OHIO, INC.

                                   HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.

                                   HAYES LEMMERZ INTERNATIONAL - GEORGIA, INC.

                                   HAYES LEMMERZ INTERNATIONAL - CMI, INC.

                                   HAYES LEMMERZ INTERNATIONAL - TEXAS, INC.

                                   HAYES LEMMERZ INTERNATIONAL - HUNTINGTON,
                                   INC.

                                   HAYES LEMMERZ INTERNATIONAL - HOMER, INC.

                                   HAYES LEMMERZ INTERNATIONAL - KENTUCKY, INC.

                                   HAYES LEMMERZ INTERNATIONAL - CADILLAC, INC.

                                   HLI - SUMMERFIELD REALTY CORP.

                                   HAYES LEMMERZ INTERNATIONAL - MONTAGUE, INC.
SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                   HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.

                                   HAYES LEMMERZ INTERNATIONAL - EQUIPMENT &
                                   ENGINEERING, INC.

                                   HAYES LEMMERZ INTERNATIONAL - PCA, INC.

                                   HAYES LEMMERZ INTERNATIONAL - WABASH, INC.

                                   HAYES LEMMERZ INTERNATIONAL - SOUTHFIELD,
                                   INC.

                                   HLI - VENTURES, INC.

                                   HAYES LEMMERZ INTERNATIONAL - LAREDO, INC.

                                   HAYES LEMMERZ INTERNATIONAL - TRANSPORTATION, INC.

                                   HAYES LEMMERZ INTERNATIONAL - TECHNICAL
                                   CENTER, INC.

                                   HAYES LEMMERZ INTERNATIONAL - PETERSBURG,
                                   INC.

                                   HLI REALTY, INC.

                                   HLI NETHERLANDS HOLDINGS, INC.

                                   HAYES LEMMERZ INTERNATIONAL IMPORT, INC.

                                   CMI - QUAKER ALLOY, INC.


                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title:  ________________________________


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                   ADMINISTRATIVE AGENT:

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Administrative Agent

                                   By:  ________________________________________
                                        Name:  _________________________________
                                        Title:  ________________________________

SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     BANK OF AMERICA, N.A., as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     BANK OF NEW YORK, as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     BAYERISCHE HYPO-UND VEREINSBANK AG, as a
                                     Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     CIBC, INC., as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     CITICORP USA, INC., as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     FLEET NATIONAL BANK, as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     FOOTHILL INCOME TRUST, L.P., as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                     Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     GMAC BUSINESS CREDIT, LLC, as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     J.P. MORGAN CHASE BANK, as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     MARINER LDC, as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     PNC BANK, N.A., as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     SATELLITE SENIOR INCOME FUND, LLC, as a
                                     Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:

SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     SUNAMERICA LIFE INSURANCE COMPANY, as a
                                     Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     TORONTO DOMINION (NEW YORK), INC., as a
                                     Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     WEBSTER WHITEHALL BUSINESS CREDIT, as a
                                     Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:


SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                     WINGATE CAPITAL LTD., as a Lender



                                     By:
                                        ----------------------------------------
                                             Name:
                                             Title:






SECOND AMENDMENT
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT